                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to 100,000 shares of Thomas & Betts Corporation Common Stock in connection with the Thomas & Betts Corporation Deferred Fee Plan for Nonemployee Directors and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.


              SIGNATURE                                   TITLE                                      DATE
              ---------                                   -----                                      ----
/s/ Clyde R. Moore                              President and Chief                             June 9, 1999
----------------------------------------        Executive Officer and
Clyde R. Moore                                  Director



/s/ Ernest H. Drew                              Director                                        June 10, 1999
----------------------------------------
Ernest H. Drew



                                                Chairman of the Board                           June __, 1999
T. Kevin Dunnigan                               and Director



/s/ Jeanne K. Hauswald                          Director                                        June 10, 1999
----------------------------------------
Jeananne K. Hauswald



/s/ Fred R. Jones                               Vice President-Chief                            June 9, 1999
----------------------------------------        Financial Officer
Fred R. Jones


                                  Page 1 of 2

/s/ Ronald B. Kalich, Sr.                       Director                                        June __, 1999
----------------------------------------
Ronald B. Kalich, Sr.



                                                Director                                        June __, 1999
Robert A. Kenkel



/s/ Jerry Kronenberg                            Vice President-General                          June 9, 1999
----------------------------------------        Counsel and Secretary
Jerry Kronenberg



/s/ Kenneth R. Masterson                        Director                                        June 10, 1999
----------------------------------------
Kenneth R. Masterson



/s/ Thomas C. McDermott                         Director                                        June 10, 1999
----------------------------------------
Thomas C. McDermott



                                                Director                                        June __, 1999
Jean-Paul Richard



/s/ Jerre L. Stead                              Director                                        June 10, 1999
----------------------------------------
Jerre L. Stead



/s/ William H. Waltrip                          Director                                        June 10, 1999
----------------------------------------
William H. Waltrip


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